Impairment losses and other provisions	12 Months Ended
Mar. 31, 2020
Text block [abstract]
Impairment losses and other provisions
18.	Impairment losses and other provisions

(a)	Impairment losses in passenger vehicle segment
The Company assessed the recoverable value for the Passenger Vehicle segment of Tata Motors Limited which represent a separate cash-generating unit (CGU) for the Company as at March 31, 2020, due to refresh of its strategy in response to change in market conditions on account of various factors (economic environment, demand forecasts etc.) including COVID 19 pandemic.
The recoverable value of Rs. 91,203.1 million was determined by Fair Value less Cost of Disposal (‘FVLCD’), which was marginally higher than the Value in Use (‘VIU’) of the relevant assets of the CGU. The recoverable amount was lower than the carrying value of the CGU of Rs. 95,654.8 million and this resulted in an impairment charge of Rs. 4,454.8 million recognized for the year ended March 31, 2020.
CGU’s FVLCD has been valued using Comparable Company Market Multiple method (CCM). The average of enterprise value to sales multiples of Comparable Companies was applied to actual sales of the CGU for years ended March 31 2019, March 31 2020 and forecasted sales for the year ended March 31, 2021 has been considered as the FVCLD as per CCM.
The approach and
key (unobservable (level 3)) assumptions
used to determine the CGU’s FVLCD were as follows:

As at March 31,
2020
Enterprise value to Sales multiple	0.75
The impairment loss of
R
s
.

4,454.8 million has been allocated to the carrying value of
non-current
assets on a
pro-rated
basis as follows:

As at March 31, 2020
(in millions)
Property, plant and equipment (refer note 13)	2,215.0
Right of use assets (refer note 14)	144.3
Other intangible assets (refer note 16(a))	2,095.5

Total	4,454.8

Sensitivity to key assumptions
The decrease in Enterprise Value (EV) to sales multiple by 10% would, in isolation, lead to an increase to the aggregate impairment loss by Rs. 9,120 million as at March 31, 2020 (although it should be noted that these sensitivities do not take account of potential mitigating actions).

(b)	Other provisions
During the year ended March 31, 2020, a provision has been recognized for certain supplier contracts ranging from 5 to 10 years, which have become onerous, as the Company estimates that it will procure lower quantities than committed and the costs will exceed the future economic benefit.

(c)	Impairment losses of assets in subsidiaries

(i)
The Company assessed the recoverable value for assets belonging to its subsidiary Tata Motors European Technical Centre PLC (TMETC), due to change in market conditions and reduced demand forecasts. The recoverable value of Rs. 465.5 million was determined by its value in use of the relevant assets of TMETC. The recoverable amount of TMETC of Rs. 465.5 million was lower than the carrying value of the CGU of Rs. 3,440.4 million and this resulted in an impairment charge of Rs. 2,974.9 million recognized for the year ended March 31, 2020.

The Company has impaired the entire carrying value of following non current assets in the books of TMETC:

As at March 31, 2020
(in millions)
Property, plant and equipment (refer note 13)	497.4
Right of use assets (refer note 14)	2,473.8
Other intangible assets (refer note 16(a))	3.7

Total	2,974.9

(ii)
The Company also assessed the recoverable value for goodwill , tax and certain other assets belonging to its subsidiary Trilix S.r.l as a result of current market conditions and reduced demand forecasts resulting in a possibility of non recovery of these assets according to Management’s estimates. The Company recognized an impairment charge of Rs. 557.1 million for the year ended March 31, 2020 , which includes Rs. 83.1 million for goodwill and Rs. 461.7 million for current tax assets.